UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): July 15, 2020

Digital Media Solutions, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-38393	98-1399727
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4800 140th Avenue N., Suite 101 Clearwater, Florida		33762
(Address of principal executive offices)		(Zip Code)

(877) 236-8632

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	DMS	New York Stock Exchange
Redeemable warrants to acquire Class A common stock	DMS WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

As previously announced, Leo Holdings Corp., a Cayman Islands exempted company (“Leo”), entered into a Business Combination Agreement, dated April 23, 2020 (the “Business Combination Agreement”), by and among Leo, Digital Media Solutions Holdings, LLC (“DMS”), CEP V DMS US Blocker Company, a Delaware corporation (“Blocker Corp”), Prism Data, LLC, a Delaware limited liability company (“Prism”), CEP V-A DMS AIV Limited Partnership, a Delaware limited partnership (“Clairvest Direct Seller”), Clairvest Equity Partners V Limited Partnership, an Ontario, Canada limited partnership (“Blocker Seller 1”), CEP V Co-Investment Limited Partnership, a Manitoba, Canada limited partnership (“Blocker Seller 2” and, together with Blocker Seller 1, “Blocker Sellers” and, together with Prism and Clairvest Direct Seller, the “Sellers”), Clairvest GP Manageco Inc., an Ontario corporation as a Seller Representative, and, solely for the limited purposes set forth therein, Leo Investors Limited Partnership, a Cayman Islands exempted limited partnership (“Sponsor”). The Company (as defined below) is filing this Current Report on Form 8-K/A (this “Current Report”) to amend the Current Report on Form 8-K filed by the Company with the SEC on July 16, 2020 to describe the consummation of the transactions contemplated by the Business Combination Agreement.

Prior to entering into the Business Combination Agreement, Leo entered into subscription agreements (the “Subscription Agreements”), the form of which is filed as Exhibit 10.1 to this Current Report and is incorporated herein by reference, with certain qualified institutional buyers and accredited investors (the “PIPE Investors”), including Lion Capital (Guernsey) Bridgeco Limited (“Sponsor PIPE Entity”), pursuant to which the PIPE Investors collectively subscribed for 10,424,282 shares of New DMS Class A Common Stock (as defined below) for an aggregate purchase price of $100,000,000, with 7,624,282 of such shares being subscribed for by Sponsor PIPE Entity (the “PIPE Investment”). Pursuant to the Subscription Agreements, the PIPE Investors are entitled to certain customary registration rights.

On July 15, 2020, as contemplated by the Business Combination Agreement and described in the section of Leo’s final prospectus and definitive proxy statement, dated June 24, 2020 (the “Proxy Statement/Prospectus”), and filed with the Securities and Exchange Commission (the “SEC”) titled “BCA Proposal” beginning on page 94 of the Proxy Statement/Prospectus, the following transactions were consummated (the “Closing”):

•

pursuant to the Amended and Restated Sponsor Shares and Warrant Surrender Agreement, dated June 22, 2020, between Sponsor, Leo and certain directors and officers of Leo (the “Surrender Agreement”), which is filed as Exhibit 10.2 to this Current Report and is incorporated herein by reference, Sponsor surrendered and forfeited to Leo 2,000,000 warrants to purchase Class A ordinary shares, par value $0.0001 per share, of Leo (“Class A ordinary shares”) and, together with certain other holders, 1,924,282 Class B ordinary shares, par value $0.0001 per share, of Leo (“Class B ordinary shares”);

•

Leo filed a notice of deregistration with the Cayman Islands Registrar of Companies, together with the necessary accompanying documents, and filed a certificate of incorporation (the “New DMS Certificate of Incorporation”), which is included as Exhibit 3.1 to this Current Report and is incorporated herein by reference, and a certificate of corporate domestication with the Secretary of State of the State of Delaware, under which Leo was domesticated and continues as a Delaware corporation, changing its name to “Digital Media Solutions, Inc.” (“New DMS” or the “Company”) (the “Domestication”) (for further details, see the section titled “Domestication Proposal” beginning on page 134 of the Proxy Statement/Prospectus) and, in connection with the Domestication, the following transactions occurred:

•

the issued and outstanding Class A ordinary shares converted automatically by operation of law, on a one-for-one basis, into shares of Class A common stock, par value $0.0001 per share, of New DMS (“New DMS Class A Common Stock”);

•

the issued and outstanding Class B ordinary shares converted automatically by operation of law, on a one-for-one basis without giving effect to any rights of adjustment or other anti-dilution protections, into shares of New DMS Class A Common Stock;

•

the issued and outstanding redeemable warrants that were registered pursuant to the Registration Statement on Form S-1 (333-222599) of Leo became automatically redeemable warrants to acquire shares of New DMS Class A Common Stock;

•

each issued and outstanding unit of Leo that had not been previously separated into the underlying Class A ordinary share and underlying warrant upon the request of the holder thereof was cancelled and the holder thereof became entitled to one share of New DMS Class A Common Stock and one-half of one redeemable warrant to acquire one share of New DMS Class A Common Stock; and

•	the issued and outstanding warrants of Leo to purchase Class A ordinary shares that were issued in a private placement automatically became warrants to acquire shares of New DMS Class A Common Stock;

•	New DMS consummated the PIPE Investment;

•	New DMS paid $30,000,000 to DMS to be used as cash on the DMS balance sheet;

•

New DMS paid $10,000,000 to DMS, which DMS used to pay down outstanding indebtedness under the Credit Agreement, dated July 3, 2018, by and among DMS, Digital Media Solutions, LLC, each of its affiliates party thereto, various financial institutions part thereto and Monroe Capital Management Advisors, LLC, as Administrative Agent and Lead Arranger (the “Credit Facility”);

•

New DMS purchased all of the issued and outstanding common stock of Blocker Corp and a portion of the units of DMS held by Prism and Clairvest Direct Seller (which DMS Units were then immediately contributed to the capital of Blocker Corp), in exchange for the following aggregate consideration to the Sellers:

•	$57,255,217.33 in cash;

•	2,000,000 warrants to purchase New DMS Class A Common Stock (the “Seller Warrants”);

•

25,857,070 shares of Class B common stock, par value $0.0001 per share, of New DMS, which represent a voting, non-economic ownership interest in the Company, which, in accordance with the New DMS Certificate of Incorporation, will be retired on a one-for-one basis upon the redemption of any DMS Units (as defined below) held by Prism or Clairvest Direct Seller in accordance with the Amended Partnership Agreement (as defined below) (“New DMS Class B Common Stock”); and

•

17,937,954 shares of Class C common stock, par value $0.0001 per share, of New DMS, which represent a voting, economic ownership interest in the Company and are convertible into shares of New DMS Class A Common Stock in accordance with the New DMS Certificate of Incorporation on a one-to-one basis (the “New DMS Class C Common Stock” and, together with the New DMS Class A Common Stock and the New DMS Class C Common Stock, the “New DMS Common Stock”) (the immediately preceding four bullet points, collectively, the “Business Combination Consideration” and the consummation of such purchases by New DMS, the “Business Combination”).

In addition, in connection with the consummation of the Business Combination, new bylaws of the Company were approved (the “Bylaws”). A copy of the Bylaws is included as Exhibit 3.2 to this Current Report and is incorporated herein by reference.

In connection with the consummation of the Business Combination, 18,456,968 shares of New DMS Class A Common Stock were redeemed in accordance with Leo’s prior constituent documents.

Upon consummation of the Business Combination, New DMS was organized into an umbrella partnership-C corporation (or “Up-C”) structure, in which substantially all of the assets and business of New DMS are held by DMS and continue to operate through the subsidiaries of DMS, and New DMS’s sole material assets are equity interests of DMS indirectly held by it. At the Closing, DMS and its then-current equity holders amended and restated the limited liability company agreement of DMS (the “Amended Partnership Agreement”), which is filed as Exhibit 10.3 to this Current Report and is incorporated herein by reference, in its entirety to, among other things:

•

recapitalize DMS such that, as of immediately following the consummation of the Business Combination, Prism and Clairvest Direct Seller collectively own 25,857,070 of the outstanding membership interests in DMS (“DMS Units”) and Blocker Corp owns 32,293,793 of the outstanding DMS Units; and

•

provide Clairvest Direct Seller and Prism the right to redeem their DMS Units for cash or, at New DMS’s option, New DMS may acquire such DMS Units (which DMS Units are expected to be contributed to Blocker Corp) in exchange for cash or shares of New DMS Class A Common Stock, in each case subject to certain restrictions set forth therein.

On July 16, 2020, DMS completed its previously announced acquisition of SmarterChaos and She Is Media (the “SmarterChaos/She Is Media Acquisition”). In connection with the SmarterChaos/She Is Media Acquisition, among other things, DMS issued the SmarterChaos and She Is Media sellers a certain number of DMS Units and the SmarterChaos and She Is Media sellers became parties to the Amended Partnership Agreement. The Company did not issue any shares of New DMS Class B Common Stock to the SmarterChaos and She Is Media sellers.

On July 17, 2020, Blocker Sellers exercised their right to convert the shares of New DMS Class C Common Stock issued to them in the Business Combination into shares of New DMS Class A Common Stock, on a one-for-one basis, in accordance with the New DMS Certificate of Incorporation (the “Conversion”). The Conversion was effective as of immediately prior to the close of business on July 17, 2020.

As of the close of business on July 17, 2020, after giving effect to Conversion, there were (i) 32,293,793 shares of New DMS Class A Common Stock outstanding, (ii) 25,857,070 shares of New DMS Class B Common Stock outstanding, (iii) no shares of New DMS Class C Common Stock outstanding and (iv) 14,000,000 warrants to purchase New DMS Class A Common Stock outstanding.

The following diagram illustrates the ownership structure of New DMS, through the Up-C structure, after giving effect to the Conversion and the SmarterChaos/She Is Media Acquisition:

Prism/Clairvest Direct Seller
New DMS Class B Common Stock
• Not publicly traded
• No economic rights
• One vote per share
• Each share, paired with one DMS Unit, is required to be retired upon the redemption of any DMS Unit
Blocker Sellers, Sponsor, former Leo independent directors, PIPE Investors, public stockholders
New DMS Class A Common Stock
• Publicly traded
• One vote per share
DMS Units held by Prism and Clairvest Direct Seller
• Not publicly traded
• Each DMS Unit held by Prism and Clairvest Direct Seller is redeemable for cash, shares of New DMS Class A Common Stock or a combination of both
New DMS
Blocker Corp
SmarterChaos/She Is Media Sellers
DMS Units held by Blocker Corp
• Not redeemable for New DMS Class A Common Stock or cash
DMS
DMS Units held by SmarterChaos/She Is Media Sellers
• Not publicly traded
• Each DMS Unit held by a SmarterChaos/She Is Media Seller is redeemable for cash, shares of New DMS Class A Common Stock or a combination of both
Operating Subsidiaries

The above descriptions of the Business Combination Agreement and Business Combination do not purport to be complete and are qualified in their entirety by the full text of the Business Combination Agreement, which is filed as Exhibit 2.1 to this Current Report and is incorporated herein by reference, and the related agreements (as further described in Item 1.01 of this Current Report), which are filed as Exhibits to this Current Report and are incorporated herein by reference.

Item 1.01. Entry into a Material Definitive Agreement.

Director Nomination Agreement

At the Closing, New DMS entered into a Director Nomination Agreement (the “Director Nomination Agreement”) by and among New DMS, Sponsor, Sponsor PIPE Entity, Clairvest Group Inc. and Prism. The material terms of the Director Nomination Agreement are described in the section of the Proxy Statement/Prospectus titled “BCA Proposal—Related Agreements—Director Nomination Agreement” beginning on page 116, which is incorporated herein by reference.

The above description of the Director Nomination Agreement, including the description in the Proxy Statement/Prospectus referenced above, does not purport to be complete and is qualified in its entirety by the full text of the Director Nomination Agreement, which is included as Exhibit 10.4 to this Current Report and is incorporated herein by reference.

Amended and Restated Registration Rights Agreement

At the Closing, New DMS entered into the Amended and Restated Registration Rights Agreement (the “Amended and Restated Registration Rights Agreement”) with Prism, Clairvest Direct Seller, Blocker Seller 1, Blocker Seller 2, Sponsor, Sponsor PIPE Entity, Robert Bensoussan, Lori Bush and Mary Minnick, pursuant to which, New DMS will register for resale certain New DMS Class A Common Stock and other equity securities of New DMS that are held by the parties thereto from time to time. The material terms of the Amended and Restated Registration Rights Agreement are described in the section of the Proxy Statement/Prospectus titled “BCA Proposal—Related Agreements—Amended and Restated Registration Rights Agreement” beginning on page 117, which is incorporated herein by reference.

The above description of the Amended and Restated Registration Rights Agreement, including the description in the Proxy Statement/Prospectus referenced above, does not purport to be complete and is qualified in its entirety by the full text of the Amended and Restated Registration Rights Agreement, which is included as Exhibit 10.5 to this Current Report and is incorporated herein by reference.

Amended Partnership Agreement

At the Closing and in connection with the organization of New DMS in an Up-C structure, New DMS, DMS, Blocker Corp, Prism, Clairvest Direct Seller and the Prism members entered into the Amended Partnership Agreement. The material terms of the Amended Partnership Agreement are described in the section of the Proxy Statement/Prospectus titled “BCA Proposal—Related Agreements—Amended Partnership Agreement” beginning on page 118, which is incorporated herein by reference.

The above description of the Amended Partnership Agreement, including the description in the Proxy Statement/Prospectus referenced above, does not purport to be complete and is qualified in its entirety by the full text of the Amended Partnership Agreement, which is included as Exhibit 10.3 to this Current Report and is incorporated herein by reference.

Tax Receivable Agreement

At the Closing, New DMS and Blocker Corp entered into a Tax Receivable Agreement (the “Tax Receivable Agreement”) with the Sellers. The material terms of the Tax Receivable Agreement are described in the section of the Proxy Statement/Prospectus titled “BCA Proposal—Related Agreements—Tax Receivable Agreement” beginning on page 118, which is incorporated herein by reference.

The above description of the Tax Receivable Agreement, including the description in the Proxy Statement/Prospectus referenced above, does not purport to be complete and is qualified in its entirety by the full text of the Tax Receivable Agreement, which is included as Exhibit 10.6 to this Current Report and is incorporated herein by reference.

Amended and Restated Warrant Agreement

At the Closing and in connection with the issuance of the Seller Warrants to the Sellers as part of the Business Combination Consideration at the Closing, New DMS and Continental Stock Transfer & Trust Company entered into the Amended and Restated Warrant Agreement (the “Amended and Restated Warrant Agreement”). The material terms of the Amended and Restated Warrant Agreement are described in the section of the Proxy Statement/Prospectus titled “BCA Proposal—Related Agreements—Amended and Restated Warrant Agreement” beginning on page 119, which is incorporated herein by reference.

The above description of the Amended and Restated Warrant Agreement, including the description in the Proxy Statement/Prospectus referenced above, does not purport to be complete and is qualified in its entirety by the full text of the Amended and Restated Warrant Agreement, which is included as Exhibit 4.3 to this Current Report and is incorporated herein by reference.

Lock-Up Agreement

At the Closing, Sellers executed and delivered to New DMS the Lock-Up Agreement (the “Lock-Up Agreement”). The material terms of the Lock-Up Agreement are described in the section of the Proxy Statement/Prospectus titled “BCA Proposal—Related Agreements—Lock-Up Agreement” beginning on page 119, which is incorporated herein by reference.

The above description of the Lock-Up Agreement, including the description in the Proxy Statement/Prospectus referenced above, does not purport to be complete and is qualified in its entirety by the full text of the Lock-Up Agreement, which is included as Exhibit 10.7 to this Current Report and is incorporated herein by reference.

Indemnification Agreements

At the Closing, the Company entered into indemnification agreements (collectively, the “Indemnification Agreements”) with the following individuals (each of which is a director and/or officer of New DMS as of the Closing): Joseph Marinucci, Fernando Borghese, Randall Koubek, Joey Liner, Jonathan Katz, Matthew Goodman, Jason Rudolph, Ryan Foster, Robbie Isenberg, James Miller, Lyndon Lea, Robert Darwent and Mary Minnick. Each indemnification agreement provides that, subject to limited exceptions, and among other things, the Company will indemnify the director or officer to the fullest extent permitted by Delaware law for claims arising in his or her capacity as a director or officer of the Company.

The above description of the Indemnification Agreements does not purport to be complete and is qualified in its entirety by the full text of the form of indemnification agreement, which is included as Exhibit 10.8 to this Current Report and is incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The disclosure set forth in the “Introductory Note,” Item 1.01 and Item 5.02 of this Current Report is incorporated into this Item 2.01 by reference.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This Current Report contains and incorporates by reference statements that are forward-looking and as such are not historical facts. The Company’s actual results may differ from its expectations, estimates and projections, and, consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. This includes, without limitation, statements regarding the financial position, capital structure, indebtedness, business strategy and plans and objectives of management for future operations, including as they relate to the anticipated effects of the Business Combination. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the Company’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Should one or more of these risks or uncertainties materialize, or should any of the assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Factors that may cause such differences include, but are not limited to: (1) the benefits of the Business Combination; (2) the future financial performance, growth rate and market opportunity of the Company following the Business Combination; (3) the ability to maintain the listing of New DMS Class A Common Stock and warrants to acquire New DMS Class A Common Stock on the New York Stock Exchange (the “NYSE”) following the Business Combination; (4) the risk that the Business Combination disrupts current plans and operations of the Company; (5) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the Company to grow and manage growth profitably and retain its officers, directors or key employees; (6) costs related to the Business Combination; (7) the outcome of any legal proceedings that may be instituted against the Company or any of its directors or officers, following the Business Combination; (8) the failure to realize anticipated pro forma results and underlying assumptions, including with respect to estimated stockholder redemptions and purchase price and other adjustments; (9) changes in applicable laws or regulations; (10) the Company’s ability to raise financing in the future; (11) the Company’s officers and directors allocating their time to other businesses and potentially having conflicts of interest with the Company’s business; (12) factors relating to the Company’s ability to attract customers to its websites, marketplaces or brand direct solutions and convert them to sales for its advertisers; the Company’s ability to maintain or increase its share of expenditures from its advertisers and its ability to establish relationships with new advertisers; its ability to maintain, grow and protect the data the Company obtains from consumers and advertisers; the Company’s dependence on its emails and sites not being treated disadvantageously by internet service providers; the Company’s ability to provide new product and service offerings that make its marketplaces, brand direct solutions and websites useful for consumers; the Company’s ability to compete effectively for consumers and advertisers; the Company’s ability to successfully integrate the operations of companies it acquires; the performance of the Company’s technology infrastructure; the Company’s dependence on third-party website publishers for a significant portion of its visitors; the Company’s ability to protect its intellectual property rights; the Company’s ability to maintain adequate internal controls over financial and management systems; and (13) other risks and uncertainties indicated in the Proxy Statement/Prospectus, including those under the heading “Risk Factors,” and other documents filed or to be filed with the SEC by the Company.

Forward-looking statements included or incorporated by reference in this Current Report speak only as of the date of this Current Report or the date of the document incorporated by reference, as applicable, or any earlier date specified for such statements. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Business

The information set forth in the section of the Proxy Statement/Prospectus titled “Information About DMS” beginning on page 216 is incorporated herein by reference.

The principal executive office of the Company is located at 4800 140th Avenue N., Suite 101, Clearwater, Florida 33762.

Risk Factors

The information set forth in the section of the Proxy Statement/Prospectus titled “Risk Factors” beginning on page 39 is incorporated herein by reference.

Selected Consolidated Historical Financial and Other Information

The information set forth in the section of the Proxy Statement/Prospectus titled “Selected Historical Financial Information of DMS” beginning on page 33 is incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operations and Quantitative and Qualitative Disclosures About Market Risk

The information set forth in the section of the Proxy Statement/Prospectus titled “DMS’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” beginning on page 228 is incorporated herein by reference.

Other than the Credit Facility, New DMS does not have any financial instruments that are exposed to significant market risk. Outstanding debt under the Credit Facility bears interest at a variable rate equal to the three-month LIBOR, or an alternate base rate, plus an agreed upon margin with the Company’s financial institution and matures in full in July 2023. As of December 31, 2019 and March 31, 2020, approximately $215.5 and $217.2 million, respectively, was outstanding under the Credit Facility.

New DMS does not have any off-balance sheet guarantees, interest rate swap transactions or foreign currency forward contracts and does not engage in trading activities involving non-exchange traded contracts. New DMS maintains its cash and cash equivalents in bank deposits and short-term, highly liquid money market investments.

A hypothetical 100-basis point increase or decrease in market interest rates would not have a material impact on the fair value of the Company’s cash equivalents securities, or the Company’s earnings on such cash equivalents, but would have an effect on the interest paid on borrowings under the Credit Facility. If the three-month LIBOR increased by 100-basis points, the Company’s annual interest expense would increase by approximately $2.2 million (based on the amounts outstanding under the Credit Facility as of December 31, 2019 and March 31, 2020).

Security Ownership of Certain Beneficial Ownership and Management

The following table sets forth information known to the Company regarding the beneficial ownership of shares of New DMS Common Stock as of the close of business on July 17, 2020 by:

•	each person who is the beneficial owner of more than 5% of the outstanding shares of any class of New DMS Common Stock;

•	each person who is a director or named executive officer of New DMS; and

•	all of New DMS’s executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.

Unless otherwise indicated, New DMS believes that all persons named in the table below have or will have as of immediately following the Business Combination, as applicable, sole voting and investment power with respect to the voting securities beneficially owned by them.

Name and Address of Beneficial Owners(1)	Class A Common Stock		Class B Common Stock		Total Voting Securities
	Number of Shares	% of Class(9)	Number of Shares	% of Class	Number of Shares	%(9)
Leo Investors Limited Partnership(2)	5,012,718	14.6%	—	—	5,029,770	8.3%
Lion Capital (Guernsey) Bridgeco Limited(3)	7,624,282	23.6%	—	—	7,607,230	13.1%
Prism Data, LLC(4)	19,937,954	58.1%	25,857,070	100%	45,795,024	76.1%
Clairvest Group Inc. and affiliates(5)	19,937,954	58.1%	25,857,070	100%	45,795,024	76.1%
Luis Ruelas(6)	—	—	7,267,747	28.1%	7,267,747	12.5%
Joseph Marinucci(4)	19,937,954	58.1%	25,857,070	100%	45,795,024	76.1%
Fernando Borghese(6)	538,911	1.6%	5,700,211	22.0%	6,239,122	10.6%
Robert Darwent(7)	—	—	—	—	—	—
Robbie Isenberg	—	—	—	—	—	—
Lyndon Lea(8)	—	—	—	—	—	—
James H. Miller	—	—	—	—	—	—
Mary E. Minnick	21,000	*	—	—	21,000	*
Matthew Goodman(6)	—	—	2,565,087	9.9%	2,565,087	4.4%
Randall Koubek	—	—	—	—	—	—
Joey Liner	—	—	—	—	—	—
All New DMS’s directors and executive officers as a group (13 individuals)	19,958,954	58.2%	25,857,070	100%	45,816,024	76.2%

*	Less than one percent.
(1)	Unless otherwise noted, the business address of each of the following entities or individuals is c/o Digital Media Solutions, Inc., 4800 140th Avenue N., Suite 101, Clearwater, FL 33762.
(2)

Interests shown consist of shares of New DMS Class A Common Stock and warrants to purchase 2,000,000 shares of New DMS Class A Common Stock. owned by Leo Investors Limited Partnership. Leo Investors Limited Partnership is controlled by its general partner, Leo Investors General Partner Limited, which is governed by a three member board of directors. Each director has one vote, and the approval of a majority of the directors is required to approve an action of the Company’s sponsor. Under the so-called “rule of three,” if voting and dispositive decisions regarding an entity’s securities are made by two or more individuals, and a voting and dispositive decision requires the approval of a majority of those individuals, then none of the individuals is deemed a beneficial owner of the entity’s securities. This is the situation with regard to the Company’s sponsor. Based on the foregoing analysis, no individual director of the general partner of Leo Investors Limited Partnership exercises voting or dispositive control over any of the securities held by Leo Investors Limited Partnership, even those in which such director directly holds a pecuniary interest. Accordingly, none of them will be deemed to have or share beneficial ownership of such shares. The business address of Leo Investors Limited Partnership is 21 Grosvenor Place, London, SW1X 7HF.

(3)

Interests shown consist of shares of New DMS Class A Common Stock acquired by Lion Capital (Guernsey) Bridgeco Limited in the PIPE Investment. The address of the principal business office of Lion Capital (Guernsey) Bridgeco Limited is Trafalgar Court, Les Banques, St Peter Port, Guernsey.

(4)

Interests shown consist of shares of New DMS Class B Common Stock and warrants to purchase shares of New DMS Class A Common Stock acquired by Prism Data, LLC in the Business Combination. Interests shown also include shares of New DMS Class B Common Stock, shares of New DMS Class A Common Stock and warrants to purchase shares of New DMS Class A Common Stock acquired by the indirect subsidiaries of Clairvest Group Inc. (as described in footnote (5)), in each case, over which Prism Data, LLC has shared voting power as a result of the Director Nomination Agreement. Joseph Marinucci, as the manager of Prism Data, LLC, is deemed to have beneficial ownership over the interests shown. The business address of Prism Data, LLC is 4800 140th Avenue N., Suite 101, Clearwater, FL 33762.

(5)

Interests shown consist of (i) shares of New DMS Class A Common Stock acquired by Clairvest Equity Partners V Limited Partnership and CEP V Co-Investment Limited Partnership upon the Conversion, (ii) shares of New DMS Class B Common Stock acquired by CEP V-A DMS AIV Limited Partnership in the Business Combination and (iii) warrants to purchase shares of New DMS Class A Common Stock acquired by CEP V-A DMS AIV Limited Partnership, Clairvest Equity Partners V Limited Partnership and CEP V Co-Investment Limited Partnership in the Business Combination. Interests shown also consist of the shares of New DMS Class B Common Stock and warrants to purchase shares of New DMS Class A Common Stock acquired by Prism Data, LLC in the Business Combination, in each case, over which Clairvest Group Inc. has shared voting power as a result of the Director Nomination Agreement. Each of the foregoing limited partnerships has the power to make voting and dispositive decisions with respect to such shares and is an indirect subsidiary of Clairvest Group Inc. The business address of Clairvest Group Inc. and each of the foregoing limited partnerships is 22 St. Clair Avenue East, Suite 1700, Toronto, Ontario, Canada M4T 2S3.

(6)	Interests shown are based on such individual’s ownership interests in Prism Data, LLC.
(7)

Does not include any shares indirectly owned by this individual as a result of his partnership interest in Leo Investors Limited Partnership or its affiliates. The business address of Mr. Darwent is 21 Grosvenor Place, London, SW1X 7HF.

(8)

Does not include any shares indirectly owned by this individual as a result of his partnership interest in Leo Investors Limited Partnership or its affiliates. The business address of Lyndon Lea is 21 Grosvenor Place, London, SW1X 7HF.

(9)

Assumes 32,293,793 shares of New DMS Class A Common Stock, 25,857,070 shares of New DMS Class B Common Stock and, for each individual or entity that holds warrants to purchase shares of New DMS Class A Common Stock, the number of warrants held by such individual or entity are outstanding.

Directors and Executive Officers

Information with respect to the Company’s directors and executive officers immediately after the Business Combination, including biographical information regarding these individuals, is set forth in the Proxy Statement/Prospectus in the section titled “Management of New DMS Following the Business Combination” beginning on page 253, which is incorporated herein by reference.

Executive and Director Compensation

Information with respect to the executive and director compensation of the Company’s executive officers and directors, respectively, is described in the Proxy Statement/Prospectus in the section titled “Executive and Director Compensation” beginning on page 250, which is incorporated herein by reference.

Certain Relationships and Related Transactions

The information set forth in the section of the Proxy Statement/Prospectus titled “Certain Relationships and Related Persons Transactions” beginning on page 263 is incorporated herein by reference.

Director Independence

Under the rules of the NYSE, an “independent director” is defined generally as a person that, in the opinion of the company’s board of directors, has no material relationship with the listed company (either directly or as a partner, stockholder or officer of an organization that has a relationship with the company). The Company’s board of directors has determined that each individual serving on the board, other than Joseph Marinucci and Fernando Borghese, is an independent director under applicable NYSE rules.

Legal Proceedings

Information about legal proceedings is set forth in the sections of the Proxy Statement/Prospectus titled “Information About LEO–Legal Proceedings” and “Information About DMS–Legal Proceedings” beginning on page 207 and page 226, respectively, which are incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Prior to the consummation of the Business Combination, Leo’s units, Class A ordinary shares, and warrants to purchase Class A ordinary shares were listed on the NYSE under the symbols “LHC.U,” “LHC” and “LHC WS,” respectively. Upon the consummation of the Business Combination, the New DMS Class A Common Stock and warrants to purchase shares of New DMS Class A Common Stock were listed on the NYSE under the symbols “DMS” and “DMS WS,” respectively.

Recent Sales of Unregistered Securities

The information set forth in Item 3.02 of this Current Report is incorporated herein by reference.

Description of Registrant’s Securities

Information regarding the Company’s securities is included in the section of the Proxy Statement/Prospectus titled “Description of New DMS Securities” beginning on page 269, which is incorporated herein by reference.

Indemnification of Directors and Officers

Information about the indemnification of the Company’s directors and officers is set forth in the section of the Proxy Statement/Prospectus titled “Information About Leo—Limitation on Liability and Indemnification of Officers and Directors” beginning on page 204, the section of the Proxy Statement/Prospectus titled “Description of New DMS Securities—Limitations on Liability and Indemnification of Officers and Directors” beginning on page 277 and Item 1.01 of this Current Report, each of which is incorporated herein by reference.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

The information set forth in Item 4.01 of this Current Report is incorporated herein by reference.

Financial Statements, Supplementary Data and Exhibits

The information set forth in sections (a) and (b) of Item 9.01 of this Current Report is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The description of the Business Combination Consideration set forth in the “Introductory Note” above is incorporated herein by reference. The shares of New DMS Common Stock issued to the Sellers and the PIPE Investors, as applicable, in the Business Combination and the PIPE Investment, respectively, have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon the exemption provided in Section 4(a)(2) of the Securities Act and/or Regulation D or Regulation S promulgated thereunder, without any form of general solicitation or general advertising.

Item 4.01. Changes in Registrant’s Certifying Accountant.

The Business Combination is accounted for as a reverse recapitalization in conformity with U.S. generally accepted accounting principles. Under this method of accounting, Leo has been treated as the “acquired” company for financial reporting purposes. As such, the historical financial statements of the accounting acquirer, DMS, which have been audited by Ernst & Young LLP (“E&Y”), will become the historical financial statements of the Company. In a reverse acquisition, a change of accountants is presumed to have occurred unless the same accountant audited the pre-transaction financial statements of both the legal acquirer and the accounting acquirer, and such change is generally presumed to occur on the date the reverse acquisition is completed.

On July 15, 2020, the audit committee of the Company’s board of directors approved a resolution appointing E&Y as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the fiscal year ending December 31, 2020, replacing WithumSmith+Brown, PC (“Withum”), which was dismissed from its role as Leo’s independent registered public accounting firm, in each case, effective as of the filing of the Company’s quarterly report on Form 10-Q for the quarterly period ended June 30, 2020.

Withum’s report on Leo’s financial statements for the fiscal years ended December 31, 2019 and 2018 and for the period from November 29, 2017 (date of inception) through December 31, 2017 did not contain an adverse opinion or a disclaimer of opinion, nor was either report qualified or modified as to uncertainty, audit scope or accounting principles. Additionally, at no point during the fiscal years ended December 31, 2019 and 2018 or the period from November 29, 2017 (date of inception) through December 31, 2017 and the subsequent interim period through the date of this Current Report were there any (i) disagreements with Withum on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Withum, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report, or (ii) “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Withum with a copy of the foregoing disclosure and has requested that Withum furnish the Company with a letter addressed to the SEC stating whether or not it agrees with the statements made herein, each as required by applicable SEC rules. A copy of Withum’s letter to the SEC is filed as Exhibit 16.1 to this Current Report.

During the fiscal years ended December 31, 2019 and 2018 and for the period from November 29, 2017 (date of inception) to December 31, 2017 and the subsequent interim period through date of this Current Report, Leo did not consult with E&Y regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 5.01. Changes in Control of the Registrant.

The information set forth in the “Introductory Note” above and in Item 2.01 of this Current Report is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Incentive Plan

On June 24, 2020, the board of directors of Leo approved the Digital Media Solutions, Inc. 2020 Omnibus Incentive Plan (the “Incentive Plan”), which was approved by the stockholders on July 14, 2020 and became effective at the Closing. The material terms of the Incentive Plan are described in the section of the Proxy Statement/Prospectus titled “Incentive Award Plan Proposal” beginning on page 157, which is incorporated herein by reference.

The above description of the Incentive Plan, including the description in the Proxy Statement/Prospectus referenced above, does not purport to be complete and is qualified in its entirety by the full text of the Incentive Plan, which is included as Exhibit 10.9 to this Current Report and is incorporated herein by reference.

Transaction Bonuses

In connection with the Business Combination, each of Messrs. Liner, Koubek, Foster and Rudolph entered into a letter agreement with DMS, pursuant to which all individuals waived their respective rights under the Digital Media Solutions, LLC Employee Incentive Plan in exchange for potential equity incentive compensation grants from New DMS and a lump-sum cash payment equal to $2,917, $4,861, $3,889 and $32,917, respectively. The letter agreements for Messrs. Liner and Koubek are filed as Exhibits 10.10 and 10.11 to this Current Report and are incorporated herein by reference.

Directors and Executive Officers

Upon the consummation of the Business Combination, and in accordance with the terms of the Business Combination Agreement, each executive officer of Leo ceased serving in such capacity, and Robert Bensoussan and Lori Bush ceased serving on Leo’s board of directors.

As of the Closing, (i) Messrs. Marinucci, Borghese, Isenberg and Miller were appointed as directors of the Company, to serve until the end of their respective terms and until their successors are elected and qualified, (ii) Ms. Minnick and Messrs. Darwent and Lea were appointed to serve on the audit committee of the Company’s board of directors, with Mr. Darwent serving as the chair and qualifying as an audit committee financial expert, as such term is defined in Item 407(d)(5) of Regulation S-K and (iii) Ms. Minnick and Messrs. Isenberg and Miller were appointed to serve on the compensation committee of the Company’s board of directors, with Ms. Minnick serving as the chair.

As of the Closing, the Company’s board of directors appointed the following individuals to serve as officers of the Company in the positions opposite their name below:

Name	Age	Position
Joseph Marinucci	45	President and Chief Executive Officer

Fernando Borghese	41	Chief Operating Officer

Randall Koubek	60	Chief Financial Officer

Joey Liner	42	Chief Revenue Officer

Jonathan Katz	51	Chief Media Officer

Matthew Goodman	46	Chief Information Officer

Jason Rudolph	46	Chief Technology Officer

Ryan Foster	42	General Counsel, Executive Vice President of Compliance and Secretary

Reference is also made to the disclosure described in the Proxy Statement/Prospectus in the sections titled “Seller Nominee Appointment Proposal” and “Management of New DMS Following the Business Combination” beginning on page 155 and 253, respectively, for biographical information about each of the directors and officers following the Business Combination, which are incorporated herein by reference.

Item 5.06. Change in Shell Company Status.

As a result of the Business Combination, the Company ceased being a shell company. The material terms of the Business Combination are described in the sections of the Proxy Statement/Prospectus titled “BCA Proposal” and “Domestication Proposal” beginning on page 94 and 134, respectively, which are incorporated herein by reference. Further, the information set forth in the “Introductory Note” above and under Item 2.01 of this Current Report is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

The following financial statements included in the Proxy Statement/Prospectus are incorporated herein by reference:

1.	the consolidated financial statements of Digital Media Solutions Holdings, LLC at December 31, 2019 and 2018, and for each of the three years in the period ended December 31, 2019;

2.	the financial statements of W4 LLC as of June 28, 2018 and December 31, 2017, and for the six-month period ended June 28, 2018 and for the year ended December 31, 2017;

3.	the financial statements of UE Authority, Co. for the period from January 1, 2019 through October 31, 2019 and the years ended December 31, 2018 and 2017; and

4.	the unaudited consolidated financial statements of DMS for the three months ended March 31, 2020 and 2019 and as of March 31, 2020 and December 31, 2019.

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined balance sheet as of March 31, 2020 and the unaudited pro forma condensed combined statements of operations for the year ended December 31, 2019 and the three months ended March 31, 2020 are included as Exhibit 99.1 to this Current Report and are incorporated herein by reference.

(c) Exhibits

EXHIBIT INDEX

Exhibit Number	Description

2.1+	Business Combination Agreement, dated April 23, 2020, by and among Leo Holdings Corp., Digital Media Holdings, LLC and the other parties thereto (incorporated by reference to Exhibit 2.1 to Amendment No. 1 to Leo Holdings Corp.’s Current Report on Form 8-K filed with the SEC on April 24, 2020).

2.2	Amendment No. 1 to Business Combination Agreement, dated July 2, 2020, by and among Leo Holdings Corp., Clairvest GP Manageco Inc., as a Seller Representative, Prism Data, LLC, as a Seller Representative, and Leo Investors Limited Partnership (incorporated by reference to Exhibit 2.1 to Leo Holdings Corp.’s Current Report on Form 8-K filed with the SEC on July 2, 2020).

3.1	Certificate of Incorporation of Digital Media Solutions, Inc. (incorporated by reference to Exhibit 3.1 to Digital Media Solutions, Inc.’s Current Report on Form 8-K filed with the SEC on July 16, 2020)

3.2	Bylaws of Digital Media Solutions, Inc. (incorporated by reference to Exhibit 3.2 to Digital Media Solutions, Inc.’s Current Report on Form 8-K filed with the SEC on July 16, 2020).

4.1	Specimen New DMS Class A Common Stock Certificate (incorporated by reference to Exhibit 4.1 to Digital Media Solutions, Inc.’s Current Report on Form 8-K filed with the SEC on July 16, 2020).

4.2	Specimen New DMS Warrant Certificate (incorporated by reference to Exhibit 4.2 to Digital Media Solutions, Inc.’s Current Report on Form 8-K filed with the SEC on July 16, 2020).

4.3*	Amended and Restated Warrant Agreement, dated July 15, 2020, by and among Leo Holdings Corp. and Continental Stock Transfer & Trust Company.

10.1	Form of Subscription Agreement (incorporated by reference to Exhibit 10.2 to Leo Holdings Corp.’s Current Report on Form 8-K filed with the SEC on April 24, 2020).

10.2	Amended and Restated Sponsor Shares and Warrant Surrender Agreement, dated June 22, 2020, by and among Leo Holdings Corp., Leo Investors Limited Partnership and the other parties thereto (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on June 22, 2020).

10.3*+	Amended and Restated Limited Liability Company Agreement of Digital Media Solutions Holdings, LLC, dated July 15, 2020.

10.4*	Director Nomination Agreement, dated July 15, 2020, by and among Digital Media Solutions, Inc., Leo Investors Limited Partnership, Lion Capital (Guernsey) Bridgeco Limited, Clairvest Group Inc. and Prism Data, LLC.

10.5*	Amended and Restated Registration Rights Agreement, dated July 15, 2020, by and among Digital Media Solutions, Inc., as successor to Leo Holdings, Corp., and the other parties thereto.

10.6*+	Tax Receivable Agreement, dated July 15, 2020, by and among Digital Media Solutions, Inc., CEP V DMS US Blocker Company, Prism Data, LLC, CEP V-A DMS AIV Limited Partnership, Clairvest Equity Partners V Limited Partnership, CEP V Co-Investment Limited Partnership and Clairvest GP Manageco Inc.

10.7*	Lock-Up Agreement, dated July 15, 2020, by and among Digital Media Solutions, Inc. CEP V DMS US Blocker Company, Prism Data, LLC, CEP V-A DMS AIV Limited Partnership, Clairvest Equity Partners V Limited Partnership and CEP V Co-Investment Limited Partnership.

10.8*	Form of Indemnification Agreement.

10.9*	Digital Media Solutions, Inc. 2020 Omnibus Incentive Plan.

10.10*	Letter Agreement, dated July 8, 2020, by and between Digital Media Solutions, LLC and Joey Liner.

10.11*	Letter Agreement, dated July 8, 2020, by and between Digital Media Solutions, LLC and Randall Koubek.

10.12*	Offer Letter, dated November 21, 2018, by and between Digital Media Solutions, LLC and Joey Liner.

10.13*	Offer Letter, dated October 23, 2018, by and between Digital Media Solutions, LLC and Randall Koubek.

10.14*+	Credit Agreement, dated July 3, 2018, by and among Digital Media Solutions Holdings, LLC, Digital Media Solutions, LLC, each of its affiliates party thereto, various financial institutions part thereto and Monroe Capital Management Advisors, LLC, as Administrative Agent and Lead Arranger.

10.15*	Incremental Amendment to Credit Agreement, dated July 1, 2019, by and among Digital Media Solutions Holdings, LLC, Digital Media Solutions, LLC, each of its affiliates party thereto, and Monroe Capital Management Advisors, LLC, as Administrative Agent.

10.16*	Incremental Amendment No. 2 to Credit Agreement, dated November 1, 2019, by and among Digital Media Solutions Holdings, LLC, Digital Media Solutions, LLC, each of its affiliates party thereto, and Monroe Capital Management Advisors, LLC, as Administrative Agent.

10.17*	Amendment No. 3 to Credit Agreement, dated January 7, 2020, by and among Digital Media Solutions Holdings, LLC, Digital Media Solutions, LLC, each of its affiliates party thereto, and Monroe Capital Management Advisors, LLC, as Administrative Agent.

16.1*	Letter from WithumSmith+Brown, PC to the SEC, dated July 15, 2020.

21.1*	Subsidiaries of the Registrant.

99.1*	Unaudited Pro Forma Condensed Combined Financial Statements of Digital Media Solutions, Inc. and its subsidiaries.

+	Certain schedules to this Exhibit have been omitted in accordance with Item 601(a)(5) of Regulation S-K.
*	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 20, 2020

Digital Media Solutions, Inc.

/s/ Ryan Foster
Name: Ryan Foster
Title: General Counsel, Executive Vice President of Compliance and Secretary